UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

PROLOR BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52691	20-0854033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Golda Meir Street

Weizmann Science Park

Nes-Ziona, Israel 74140

(Address of principal executive offices) (Zip Code)

(866) 644-7811

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 24, 2013, PROLOR Biotech, Inc., a Nevada corporation (the “Company”), and OPKO Health, Inc., a Delaware corporation (“OPKO”), issued a joint press release announcing the entry into a definitive agreement, pursuant to which Pom Acquisition, Inc., a direct wholly owned subsidiary of OPKO, will merge with and into the Company, with the Company surviving the merger as OPKO’s wholly owned subsidiary. A copy of the press release issued by the Company and OPKO is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated April 24, 2013.
99.2	Investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOR BIOTECH, INC.

Dated: April 24, 2013	By:	/s/ Shai Novik
Name: Shai Novik
Title: President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 24, 2013.

99.2	Investor presentation.